UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York

(Address of principal executive offices)

10019

(Zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this  chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement

On September 21, 2018, the Company entered into agreements with institutional investors to purchase an additional $469,975 of its 8% Senior Secured Convertible Promissory Notes (“Notes”) and warrants and prepaid warrants (“Warrants”) pursuant to a Securities Purchase Agreement (“Agreement”) with those institutional investors in transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation S and Rule 506(b) promulgated thereunder and is the same agreement between the Company and one or more institutional investors, dated August 31, 2018, which provided for an aggregate subscription amount for all securities to all purchasers of up to $6,000,000.00 and has substantially the same terms as the July 20, 2018 Securities Purchase Agreement with Discover Growth Fund, LLC, except that the conversion price under the Notes and exercise price of the Warrants is $1.75, and interest on the Notes shall accrue and be payable at maturity.    On September 21, 2018, the Company sold (i) $268,557 face amount of Notes and 159,718 Warrants and 1,791,833 Pre-funded Warrants to Bigger Capital Fund, LP and (ii) $201,418 face amount of Notes and 119,788 Warrants and 1,343,874 Pre-funded Warrants to District 2 Capital Fund LP, with gross proceeds to the Company of $350,000.

The above is a summary of the material terms and conditions of the Securities Purchase Agreement, the Notes, the Warrants, the other agreements issued into in conjunction therewith and the amendments thereto, and other agreements referenced above and is qualified in its entirety by the full terms and conditions of such agreements which are attached to our Form 8-K filed with the SEC on September 7, 2018, and are hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation of the Registrant

See Item 1.01 above.

Item 3.02

Unregistered Sales of Equity Securities

See Item 1.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: September 24, 2018	By:	/s/ Jennifer Simpson
	Name:	Jennifer Simpson
	Title:	President and Chief Executive Officer